EXHIBIT 99.1

SG ENTERPRISES II LLC

March 11, 2023

Scott Morris

General Counsel and Secretary

Trilogy International Partners Inc.

155 108th Avenue NE, Suite 400

Bellevue WA 98004

Withdrawal from Investor Rights Agreement

Dear Mr. Morris,

I write on behalf of SG Enterprises II LLC (“SGE”) to advise you that SGE hereby withdraws irrevocably from the Investor Rights Agreement between Trilogy International Partners Inc. and SGE dated February 7, 2017, and hereby waives any rights or claims it may have under such agreement.

Sincerely,

SG ENTERPRISES II LLC

By:	/s/ John W. Stanton
John W. Stanton

Accepted:

TRILOGY INTERNATIONAL PARTNERS INC.

By:	/s/ Scott Morris
Scott Morris

Date: 3/11/2023